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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Texas Eastern Transmission, LP ("Texas Eastern") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dorothy M. Ables, Senior Vice President and Chief Financial Officer of Duke Energy Gas Transmission Services, LLC, General Partner of Texas Eastern, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Texas Eastern.

Date: May 15, 2003             /s/ Dorothy M. Ables
                               -------------------------
                               Dorothy M. Ables
                               Senior Vice President and Chief Financial Officer
                               Duke Energy Gas Transmission Services, LLC
                               General Partner of Texas Eastern Transmission, LP